SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement     |_|  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            U.S. MEDICAL GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.

|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)      Title of each class of securities to which transaction applies:

       (2)      Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)      Proposed maximum aggregate value of transaction:

       (5)      Total fee paid:

|_|    Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)      Amount Previously Paid:

       (2)      Form, Schedule or Registration Statement No.:

       (3)      Filing Party:

       (4)      Date Filed:

                            U.S. MEDICAL GROUP, INC.
                         1405 S. ORANGE AVE., SUITE 603
                                ORLANDO, FL 32806


                                  April 9, 2001

Dear Stockholder:

         You are cordially invited to attend the 2001 Annual Meeting of Stockholders of U.S. Medical Group, Inc., to be held on Monday May 14, 2001 at 5:00 p.m., local time, at the Company's offices located at 1405 S. Orange Ave Suite 603, Orlando, FL 32806.

         The matters to be acted upon at the Annual Meeting, as well as other important information, are set forth in the accompanying Notice of Annual Meeting and Proxy Statement which you are urged to review carefully. There will also be a brief report on the current status of our business.

         Regardless of your plans for attending in person, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, after reading the Notice of Annual Meeting and Proxy Statement, you are requested to complete, sign, date and return the enclosed proxy card in the enclosed postage paid envelope. Signing this proxy will not prevent you from voting in person should you be able to attend the meeting, but will assure that your vote is counted if, for any reason, you are unable to attend.

         We hope that you can attend the 2001 Annual Meeting of Stockholders. On behalf of the Officers and Directors of U.S. Medical Group, Inc. I thank you for your interest in the affairs of U.S. Medical Group, Inc.

                                              Sincerely,

                                              /S/ Thomas F. Winters
                                              ---------------------
                                              Thomas F. Winters
                                              Chairman of the Board of Directors
                                              and Chief Executive Officer

                            U.S. MEDICAL GROUP, INC.
                         1405 S. ORANGE AVE., SUITE 603
                                ORLANDO, FL 32806
                                 (407) 849-2288

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of U.S. Medical Group, Inc., a Nevada corporation (the "Company") will be held at 1405
S. Orange Ave, Suite 603, Orlando, FL 32806 at 5:00 p.m., local time on May 14, 2001, for the following purposes:

1. To elect 3 persons to serve as directors of the Corporation until the next annual meeting of stockholders;

2.       To ratify and approve the adoption of the Company's 2000 Stock
         Incentive Plan;

3. To ratify the selection of Stefanou & Company, LLP as the Corporation's accountants and independent auditors; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on April 2, 2001, are entitled to notice of and to vote at the meeting, or any adjournment thereof. A complete list of such stockholders will be available for examination at the offices of the Company in Orlando, Florida for ten business days prior to the meeting.

         Stockholders unable to attend the Annual Meeting in person are requested to read the enclosed Proxy Statement and then complete and deposit the Proxy with the Company's transfer agent, Pacific Stock Transfer Co., Inc., 5844 South Pecos Road, Las Vegas, NV 89120 before the time of the Annual Meeting or adjournment thereof or with the chairman of the Annual Meeting, 1405 S. Orange Ave., Suite 603, Orlando, FL 32806 prior to the commencement thereof. Unregistered Stockholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary. A Proxy may be revoked by a shareholder at any time before the effective exercise thereof.

                                      BY ORDER OF THE BOARD OF DIRECTORS

Orlando, Florida
April 9, 2001                         /S/ Thomas F. Winters
                                      ----------------------------------------
                                      Thomas F. Winters, Chairman of the Board
                                      of Directors and Chief Executive Officer


         THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

         Please sign the enclosed proxy and return it promptly in the enclosed envelope. If mailed in the United States, no postage is required.

                            U.S. MEDICAL GROUP, INC.
                         1405 S. ORANGE AVE., SUITE 603
                                ORLANDO, FL 32806
                                 (407) 849-2288

                            ------------------------
                                 PROXY STATEMENT
                            ------------------------
                                  INTRODUCTION

         THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF U.S. MEDICAL GROUP, INC., A NEVADA CORPORATION (THE "COMPANY"), FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2001.

         A copy of the Company's report with financial statements for the year ended December 31, 2000 is enclosed. This proxy statement and form of proxy were first sent to stockholders on or about April 9, 2001.

         Only stockholders of record as of the close of business on April 2, 2001 will be entitled to notice of and to vote at the meeting and any postponement or adjournments thereof. As of that date, 13,655,380 shares of Common Stock of the Company were issued and outstanding. Each share outstanding as of the record date will be entitled to one vote, and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. Any stockholder giving a proxy has the right to revoke it at any time before it is exercised by written notice to the Secretary of the Company or by submission of another proxy bearing a later date. In addition, stockholders attending the meeting may revoke their proxies at any time before they are exercised.

         If no contrary instructions are indicated, all properly executed proxies returned in time to be cast at the meeting will be voted FOR: (i) the election of the directors nominated herein, (ii) the ratification of the adoption of the Company's 2000 Stock Incentive Plan, and (iii) the ratification of the selection of the auditors. Members of the Company's management intend to vote their shares in favor of each of the proposals. A quorum for the meeting requires the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting. Absentions and broker non-votes will be counted towards a quorum. The election of directors requires a plurality of the votes cast at the meeting. The ratification of the adoption of the Company's 2000 Stock Incentive Plan and the confirmation of the auditors require the affirmative vote of a majority of the shares present at the meeting.

         Stockholders will vote at the meeting by ballot and votes cast at the meeting in person or by proxy will be tallied by the inspector of elections to be appointed for the Annual Meeting. Shares held by stockholders present in person at the meeting who do not vote and Ballots marked "abstain" or "withheld" will be counted as present at the meeting for quorum purposes, but will not be counted as part of the vote necessary to approve the proposals for the election of directors or the confirmation of the auditors.

         The solicitation of proxies will be made primarily by mail. Proxies may also be solicited personally and by telephone or telegraph by regular employees of the Company, without any additional remuneration. The cost of soliciting proxies will be borne by the Company. The Company will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to beneficial owners of stock held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses in forwarding solicitation material.

         The Company knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, then the persons named as proxies will use their own judgment in voting shares represented by proxies.


                              ELECTION OF DIRECTORS

         The directors of the Company are elected annually and hold office until the next annual meeting and until their successors have been elected and have qualified. The Company's Board of Directors (the "Board") is currently comprised of three Directors. PROXIES CANNOT BE VOTED FOR A GREATER NUMBER OF PERSONS THAN THE NUMBER OF NOMINEES NAMED.

         Any stockholder submitting a proxy has the right to withhold authority to vote for an individual nominee to the Board by writing that nominee's name in the space provided on the proxy. Shares represented by all proxies received by the Company and not marked to withhold authority to vote for any individual director or for all directors will be voted FOR the election of all of the nominees named below. The Company knows of no reason why any nominee would be unable to serve, but if such should be the case, proxies will be voted for the election of some other person.

NOMINEES FOR DIRECTORS

         The Board has nominated the following persons to serve as the Company's directors, and all proxies not marked otherwise will be voted for the nominees for a term expiring at the Annual Meeting in 2002:

         Dr. Thomas Winters has served as the Chairman and CEO of American Mobile Surgical Services, Inc., the Company's predecessor ("AMSSI"), since April 1997, as its President from January 1996 to March 1999 and as Chairman and CEO of the Company since March 31, 1999. From August 1986 to January 1996 Mr. Winters was a partner with Matthews Orthopedic in Orlando, Florida. Dr. Winters graduated from Brown University and thereafter in 1980 received his medical degree from the University of Connecticut. He has completed fellowships in Trauma. Sports Medicine and Adult Reconstructive Surgery at the Brigham and Women's Hospital of Harvard Medical School. He has worked in free-standing surgery centers since the late 1980's and was instrumental in the start-up of such a surgery center in Orlando, Florida prior to the formation of AMSSI.

         Richard Langley has served as a Director and the President of the Company since March 31, 1999 and as Director and Vice President of AMSSI since January 13, 1997. From 1964 to present, Mr. Langley has bought, sold and developed residential properties, grown citrus crops and operated a cattle ranch. From 1992 to 1995 he served as the District School Board Attorney in Lake County, Florida. Mr. Langley is a University of Florida graduate with B.S., L.L.B. and Juris Doctor degrees and has maintained a legal practice in Claremont, Florida since graduation in 1964. Mr. Langley has 22 years of public service experience. He was elected to the Florida House of Representatives in 1972 and re-elected in 1974 and 1976. In 1980, he was elected to the Florida Senate. He served as Minority Whip in the House and as Republican Whip and Republican Leader in the Senate.

         Sandra Thompson has served as a Director, Treasurer and Secretary of the Company since March 31, 1999 and as Director, Treasurer and Secretary of AMSSI since January 13, 1997. From 1992 to 1997, Ms. Thompson was the Director of Nursing of the Orlando Center for Outpatient Surgery in Orlando, Florida where she coordinated all nursing functions for the Center. She has worked as a Registered Nurse in a number of Florida hospitals and held positions of Staff Nurse and Operating Room Supervisor. She has designed pre-op and post-op facilities for a Florida hospital and was Educational Coordinator at the Same Day Surgery Center in Orlando. Prior to the founding of AMSSI, Ms. Thompson was Director of Nursing and Risk Manager for four years. Commencing in 1993, at the Orlando Center for Outpatient Surgery. Ms. Thompson is a 1980 Valencia Community College graduate and received her Licensed Healthcare Risk Manager license from the University of Central Florida.

EXECUTIVE OFFICERS; OFFICERS

         The following persons serve as the officers indicated:

                                                                 Principal
                                                                 Occupation
  Name and Address              Position                        Last 5 Years
  ----------------              --------                        ------------
Dr. Thomas Winters             Chairman &                          Medicine
1405 South Orange              Chief Executive Officer
Orlando, Florida 32806

Richard Langley                Director &                          Real Estate
1405 South Orange              President                           Development
Orlando, Florida 32806

Sandra Thompson                Director                            Nursing &
1405 South Orange              Treasurer &                         Health Care
Orlando, Florida 32806         Secretary                           Management

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under the provisions of Section 16(a) of the Securities Exchange Act of 1934, the Company's officers, directors and 10% beneficial stockholders are required to file with the SEC reports of their transactions in the Company's securities. Based solely on a review of the Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, the Company believes that all forms were filed timely by the Company's officers, directors and 10% beneficial stockholders.

EXECUTIVE COMPENSATION

         No compensation in excess of $100,000 was awarded to, received by, or paid to any executive Officer or Director of the Company during the fiscal years ended December 31, 2000, 1999, and 1998. As of January 1, 2001, Mr. Winters, Mr. Langley and Ms. Thompson receive annual salaries of $120,000, $110,000 and $100,000 respectively. The Company's Directors have not received any other remuneration for serving as directors. The following tables describe the compensation of the Company's Chief Executive Officer and President for the last three fiscal years.

                                     SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION

                                                                                       OTHER ANNUAL
NAME AND PRINCIPAL POSITION            YEAR           SALARY        BONUS ($)        COMPENSATION ($)
---------------------------            ----           ------        ---------        ----------------
Thomas Winters, M.D.                   2000            $ 0             $ 0                 $ 0
Chief Executive Officer                1999            $ 0             $ 0                 $ 0
                                       1998            $ 0             $ 0                 $ 0

Mike M. Mustafoglu(1)                  2000            $ 0             $ 0                 $ 0
President                              1999            $ 0             $ 0                 $ 0
                                       1998            $ 0             $ 0                 $ 0

------------------------
(1) Mr. Mustafoglu was President and a director of the Company from October 1995 to March 1999.


                                  LONG TERM COMPENSATION*

                                                            SECURITIES
 ALL OTHER NAMES AND                         RESTRICTED     UNDERLYING
     COMPENSATION                              STOCK          OPTIONS
  PRINCIPAL POSITION           YEAR         AWARD(S)($)       SARS($)         LTIP PAYOUTS($)
  ------------------           ----         -----------       -------         ---------------
Thomas Winters, M.D.           2000              --             --                   --
Chief Executive Officer        1999              --             --                   --
                               1998              --             --                   --

Mike M. Mustafoglu             2000              --             --                   --
President                      1999              --             --                   --
                               1998              --             --                   --

--------------------------------------------------------------------------------
*The Company has adopted its 2000 Stock Incentive Plan (the "Option Plan"), subject to Shareholder approval at the Company's Annual Meeting May 14, 2001. The Company has reserved 500,000 shares for issuance under the terms of the Option Plan.

         No options were granted to the named officers during the fiscal year ended December 31, 2000.

         The Company has not paid any other compensation to any person for serving as a director of the Company. The Company does not intend to compensate non-employee directors for serving as directors, except to reimburse them for expenses incurred in connection with their service as directors and grant them options to acquire shares of the Company's stock pursuant to option plans that shall be subject to shareholder approval at a future date. Directors who are employees of the Company receive no compensation for serving as directors.

INFORMATION CONCERNING THE OPERATION OF THE BOARD OF DIRECTORS

         During the year ended December 31, 2000, there were 4 meetings of the Board of Directors. Each of the directors attended all of the meetings.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company does not have any committees as of this date.


                     AUDIT REPORT OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company oversees the Company's financial reporting process.

         The Board of Directors has reviewed and discussed the audited financial statements with the Company's management. The Board of Directors has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380), as currently in effect. The Board of Directors has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as currently in effect, and has discussed with the independent accountant the independent accountant's independence.

         Based on its review and discussions referred to in this report, the Board determined that the financial statements be included in its Annual Report on Form 10-KSB for the last fiscal year as filed with the U.S. Securities and Exchange Commission.

         The Board has discussed with the independent auditors the auditor's independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditor's independence.

                                                             Thomas F. Winters
                                                             Richard Langley
                                                             Sandra Thompson


           STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth data as of March 30, 2001 concerning the beneficial ownership of common shares by (i) the persons known to the Company to beneficially own more than 5% of the outstanding common shares, (ii) all directors and nominees and each Named Executive Officer (as defined under "Executive Compensation" below) and (iii) all directors and executive officers as a group.


 NAME AND ADDRESS OF             SHARES OF COMMON       OPTIONS FOR COMMON                         PERCENTAGE
   BENEFICIAL OWNER                STOCK OWNED              STOCK OWNED         TOTAL SHARES         OWNED
   ----------------                -----------              -----------         ------------         -----
Thomas F. Winters                   5,250,000                    0                5,250,000          38.36%
1405 S. Orange Ave.,
Orlando, FL  32806

Richard Langley, Sr.                2,100,000                    0                2,100,000          15.35%
1405 S. Orange Ave.
Orlando, FL 32806

Sandra Thompson                     1,295,000(1)                 0                1,295,000(1)       9.97%
1405 S. Orange Ave.
Orlando, FL 32806

Daniel Williams                       727,500                    0                  727,500          5.37%
1405 S. Orange Ave.
Orlando, FL 32806

Dr. Lee Adler Trust                   500,000                    0                  500,000          3.65%
1405 S. Orange Ave.
Orlando FL 32806

Marlene Adler Trust                   500,000                    0                  500,000          3.65%
2710 Rew Circle
Suite 100
Ocoee, FL 34761

All officers and directors as a     8,645,000                    0                8,645,000          63.68%
group

---------------------------------
(1) Excludes 70,000 shares gifted to children and grandchildren of Ms. Thompson with respect to which Ms. Thompson denies beneficial ownership.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In April 1999, the Company entered into a Consulting Agreement with TransGlobal Financial Corporation ("TFC") pursuant to which TFC agreed to provide certain consulting, advisory and other services to the Company. Other services include strategic planning services and assisting in identifying, evaluating and structuring mergers and acquisitions, consolidations, joint ventures, strategic alliances and fundraising. The Company engaged TFC to provide such services on an exclusive basis during the three-year period ending April 25, 2002, provided, however, that the term of the agreement will be renewed automatically in 12-month increments unless either party notifies the other 90 days prior to the expiration of the term of the cancellation of the agreement. Mr. Mike Mustafoglu is the President of TFC.

         The agreement provides that TFC waive its retainer fee because the Company issued TFC 575,000 shares of Common Stock for its services in connection with the AMSSI acquisition. TFC subsequently transferred 287,500 of such shares to Richard Langley, Jr. (the son of Richard H. Langley who is a Director and the President of the Company) in consideration of services rendered with respect to the merger of AMSSI and a subsidiary of the Company.

         With respect to transaction fees, the agreement provides that:

         (i) for financing from sources identified by TFC the Company will pay TFC a seven percent (7%) fee for equity financing and a three and one-half percent (3.5%) fee for debt financing of any and all funds from such transactions that are committed and available to the Company;

         (ii) in the event that TFC represents the Company with respect to a merger, acquisition, investment, exchange, or other securities or assets transaction of the Company, then the Company will pay TFC a fee equal to ten percent (10%) of the total market value on the day of the closing of stock, cash, assets and all other property (real or personal) exchanged or received, directly or indirectly, by the Company, or any of its security holders, in connection with any such transaction; and

         (iii) in the event TFC introduces the Company to a joint venture partner or customer and sales develop as a result of the introduction, the Company will pay a fee of two percent (2%) of the net sales revenue generated directly from this introduction.

         To date, TFC has provided general financial advisory services to the Company pursuant to the Consulting Agreement. Such services have included planning and review, business plan development, identification of financing sources and evaluation of strategic partner opportunities. TFC has informed the Company that it does not engage in the business of buying and selling securities for others or for its own account or advising others, for compensation, as to the value of securities or the advisability of investing in, purchasing or selling, securities. TFC has further informed the Company that it is not currently licensed as a broker-dealer or investment advisor and that TFC is not required to be so licensed to perform the activities called for under the Consulting Agreement. TFC has agreed with the Company that if any such activities are required to be performed by a licensed broker-dealer or investment advisor, TFC will take the appropriate steps to obtain such licenses or will inform the Company that it must retain a licensed broker-dealer or investment company, as appropriate, to perform such activities.

                           RATIFICATION OF ADOPTION OF
                            2000 STOCK INCENTIVE PLAN

         The Company's Board of Directors has adopted, subject to the approval of the Company's stockholders, the Company's 2000 Stock Incentive Plan (the "Plan"). The Board has reserved 500,000 shares of the Company's Common Stock for issuance pursuant to the exercise of options issued under the Plan. A copy of the proposed Plan is attached as Exhibit A.

         The Board believes that stock options are important to promote the interest of the Company and its stockholders by strengthening the Company's ability to attract and retain competent executives and other employees, to make service on the Company's Board of Directors more attractive to present and prospective non-employee directors and to provide a way to encourage stock ownership and proprietary interest in the Company by non-employee directors and valued executives and other employees upon whose judgment, initiative and efforts the financial success and growth of the Company largely depend. The Board believes that its stock option plans are an essential component of the Company's compensation package which enables the Company to attract and retain qualified management in order to maintain and strengthen the Company's competitive position in an industry that is highly fragmented, rapidly consolidating and characterized by intense competition.

SUMMARY OF THE PLAN

         Under the terms of the Plan, the Board or a Committee designated by the Board may issue options or shares of stock to those persons whom the Board deems to be "key employees" of the Company or any of its subsidiaries and who may include officers and directors of the Company and to consultants and directors who are not employees of the Company. However, no director may vote upon the grant to himself. The awards to be granted under the Plan may be incentive stock options eligible for favored treatment under Section 422 of the Internal Revenue Code of 1986 (the "Code"), non-qualified options that are not eligible for such treatment or stock of the Company which may be subject to contingencies or restrictions. Approximately twenty employees, officers and directors of the Company are currently eligible to participate in the Plan.

         The exercise price for any incentive stock option ("ISO") may not be less than 100% of the fair market value of the stock on the date the option is granted, except that with respect to a participant who owns more than 10% of the Company's common stock the exercise price must be not less than 110% of fair market value. The exercise price of any non-qualified option shall be in the sole discretion of the Committee. The aggregate fair market value of the shares that may be subject to any ISO granted to any participant may not exceed $100,000. There is no comparable limitation with respect to non-qualified stock options.

         The term of all options granted under the Plan will be determined by the Committee in its sole discretion; PROVIDED, HOWEVER, that the term of each ISO shall not exceed 10 years from the date of grant thereof; and FURTHER, PROVIDED, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall not exceed five years from the date of grant.

         The right of exercise will be cumulative, so that shares that are not purchased in one year may be purchased in a subsequent year. The options may not be assigned. Upon exercise of any option, in whole or in part, payment in full is required (unless the applicable award contract permits installment payments) for the number of shares purchased. Payment may be made in cash, by delivery of shares of the Company's common stock of equivalent fair market value (in which case reload options will be issued) or by any other form of legal consideration that is acceptable to the Board.

         In addition to ISOs and non-qualified options, the Plan permits the Committee, consistent with the purposes of the Plan, to grant shares of Common Stock to such key employees (including officers and directors who are key employees) of, or consultants to, the Company or any of its Subsidiaries, as the Committee may determine, in its sole discretion. The grant may require the holder to pay such price per share therefor, if any, as the Committee may determine. Such shares may be subject to such contingencies and restrictions as the Committee may determine.

         If an employee's employment is terminated by reason of death or disability, either the employee or his or her beneficiary will have the right for one year to exercise the option to the extent the option was exercisable on the date of death or disability. If a Plan participant's relationship with the Company is terminated by reason other than death or disability and other than for cause or without the Company's consent (in which case the option shall terminate immediately), he or she may, for a period of three months, exercise the option to the extent that it was exercisable on the date of termination, but in no event after the date the award would otherwise have expired; provided, however, that in the event an employee's employment is terminated in connection with a change in control of the Company, then the employee will have the right to exercise the option until the date the award otherwise have expired.

         The Plan will be administered by the Board, which is authorized to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and to determine the employees to whom, and the time, terms and conditions under which, options may be granted. The Board is also authorized to adjust the number of shares available under the Plan, the number of shares subject to outstanding options and the option prices to take into account the Company's capitalization by reason of a stock dividend, recapitalization, merger, consolidation, stock split, combination or exchange of shares or otherwise.

         The Board may amend, suspend or terminate the Plan in any respect at any time. However, no amendment may (i) increase the number of shares reserved for options under the Plan, (ii) modify the requirements for participation in the Plan, or (iii) modify the Plan in any way that would require stockholder approval under the rules and regulations under the Securities Exchange Act of 1934.

FEDERAL INCOME TAX CONSEQUENCES

         Under current Federal law, no taxable income will be recognized by the recipient of an incentive stock option within the meaning of Section 422 of the Code upon either the grant or exercise of the incentive stock option (provided the exercise occurs while the participant is an employee of the Company or within three months after termination of employment), nor will a deduction be allowed the Company by reason of the grant or exercise, provided the employee does not dispose of the shares issued upon exercise within two years from the date the option was granted and within one year from the date the shares were issued. If the recipient fails to satisfy these holding period requirements, the difference between the amount realized upon disposition of the shares and the adjusted basis of the shares is includible as compensation in the recipient's gross income and the Company will be entitled to a deduction in that amount.

         Under current law, the holder of a non-qualified stock option is taxable at the time of exercise on the difference between the exercise price and the fair market value of the shares on the date of exercise. Upon disposition of the stock, the stockholder is taxable upon the difference between the basis of the stock (which is equal to the fair market value at the time the option was exercised) and the amount realized upon the disposition.

         A grant of shares of common stock that is subject to no vesting restrictions will result in taxable income for federal income tax purposes to the recipient at the time of grant in an amount equal to the fair market value of the shares awarded. The Company would be entitled to a corresponding deduction at that time for the amount included in the recipient's income.

         Generally, a grant of shares of common stock under the Plan subject to vesting and transfer restrictions will not result in taxable income to the recipient for federal income tax purposes or a tax deduction to the Company in the year of the grant. The value of the shares will generally be taxable to the recipient as compensation income in the years in which the restrictions on the shares lapse. Such value will be the fair market value of the shares on the dates the restrictions terminate. Any recipient, however, may elect pursuant to section 83(b) of the Code to treat the fair market value of the shares on the date of such grant as compensation income in the year of the grant of restricted shares, provided the recipient makes the election within 30 days after the date of the grant. In any case, the Company will receive a deduction for federal income tax purposes corresponding in amount to the amount of compensation included in the recipient's income in the year in which that amount is so included.

VOTE REQUIRED AND BOARD RECOMMENDATION

         Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a majority of the total shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve and adopt the 2000 Plan.

         THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE COMPANY'S 2000 STOCK OPTION PLAN AND UNAMIONSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE PLAN BY THE COMPANY'S SHAREHOLDERS.


                      RATIFICATION OF SELECTION OF AUDITORS

         The Board has selected the firm of Stefanou & Company, LLP, independent public accountants, to serve as auditors for the fiscal year ending December 31, 2001, subject to ratification by the stockholders. Stefanou & Company, LLP has served as the Company's auditors since 1998. Fees for the last fiscal year were $24,700 for annual audit services, $20,000 for audit related services and $5,000 for all other non-audit services.

         The Board recommends a vote FOR ratification of this selection.

         It is not expected that a member of the firm Stefanou & Company, LLP will be present at the Annual Meeting.

                              FINANCIAL INFORMATION

         The Financial Statements of the Company included in the Company's Annual Report to Stockholders that accompanies this Proxy Statement are incorporated herein by reference.


                              COST OF SOLICITATION

         Company will bear the cost of the solicitation of proxies from its Stockholders. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company, and the Company will reimburse such brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                  DEADLINE FOR FUTURE PROPOSALS OF STOCKHOLDERS

         Proposals of Stockholders of the Company which are intended to be presented by such Stockholders at the Annual Meeting to be held in 2002 must be received by the Company no later than December 18, 2001 in order to have them included in the proxy statement and form of proxy relating to that meeting.

         The Company's by-laws require a Stockholder to give advance notice of any business, including the nomination of candidates for the Board of directors, that the Stockholder wishes to bring before a meeting of the Stockholders of the Company. In general, for business to be brought before an annual meeting by a Stockholder, written notice of the Stockholder proposal or nomination must be received by the secretary of the Company not less than 90 days nor more than 120 days before the meeting, or if the Company gives less than 40 days, notice of the meeting date , written notice of the stockholder proposal or nomination must be received within ten days after the meeting date is announced. With respect to Stockholder proposals, the Stockholder's notice to the secretary must contain a brief description of the business to be brought before the meeting and the reasons for conducting such business at the meeting, as well as such other information set forth in the Company's by-laws or required by law. With respect to the nomination of a candidate for the Board of Directors by a stockholder, the stockholder's notice to the secretary of the Company must contain certain information set forth in the Company's by-laws about both the nominee and the Stockholder making the nominations.

         If a Stockholder desires to have a proposal included in the Company's proxy materials for the Annual Meeting of Stockholders to be held in 2002 and desires to have such proposal brought before the same Annual Meeting, the Stockholder must comply with both sets of procedures described in the two immediately preceding paragraphs. Any required notices should be sent to U.S. Medical Group, Inc., 1405 S. Orange Ave, Suite 603, Orlando, FL 32806, Attention Secretary.


                                  OTHER MATTERS

         Management is not aware of any other matters to be presented for action at the meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.




BY ORDER OF THE BOARD OF DIRECTORS

April 9, 2001
Orlando, Florida

                                                                       EXHIBIT A
                            2000 STOCK INCENTIVE PLAN
                                       OF
                            U.S. MEDICAL GROUP, INC.
                             -----------------------

         1. PURPOSES OF THE PLAN. This stock incentive plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees) and to consultants and directors who are not employees of U.S. MEDICAL GROUP, INC., a Nevada corporation (the "Company"), or any of its Subsidiaries (as defined in Paragraph 17), and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options which do not qualify as ISOs ("NQSOs"), and stock of the Company which may be subject to contingencies or restrictions (collectively, "Awards"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

         2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 10, the aggregate number of shares of Common Stock, $.001 par value per share, of the Company ("Common Stock") for which Awards may be granted under the Plan shall not exceed 500,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 11, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable or a restricted stock Award which for any reason is forfeited, shall again become available for the granting of Awards under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

         3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors or a committee of the Board of Directors consisting of not less than two directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 (as defined in Paragraph 17) (collectively, the "Committee"). Unless otherwise provided in the By-laws of the Company or by resolution of the Board of Directors, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee. Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine: the key employees, consultants and directors who shall be granted Awards; the type of Award to be granted; the times when an Award shall be granted; the number of shares of Common Stock to be subject to each Award; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment thereof; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the price, if any, to be paid for a share Award; the form of payment of the exercise price of an option; whether to restrict the sale or other disposition of a stock Award or the shares of Common Stock acquired upon the exercise of an option and, if so, to determine whether such contingencies and restrictions have been met and whether and under what conditions to waive any such contingency or restriction; whether and under what conditions to subject all or a portion of the grant or exercise of an option, the vesting of a stock Award or the shares acquired pursuant to the exercise of an option to the fulfillment of certain contingencies or restrictions as specified in the contract referred to in Paragraph 9 hereof (the "Contract"), including without limitation, contingencies or restrictions relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent (as defined in Paragraph 17), to financial objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or to the period of continued employment of the Award holder with the Company, any of its Subsidiaries or a Parent, and to determine whether such contingencies or restrictions have been met; whether an Award holder is Disabled (as defined in Paragraph 17); the amount, if any, necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold taxes or other amounts; the Fair Market Value (as defined in Paragraph 17) of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the Award holder, to cancel or modify an Award, PROVIDED, that the modified provision is permitted to be included in an Award granted under the Plan on the date of the modification, and FURTHER, PROVIDED, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such Award as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision which under Rule 16b-3 requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders to be exempt (unless otherwise specifically provided herein); and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any Award granted under the Plan or any Contract shall be determined unilaterally by the Committee in its sole discretion. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties. No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any Award or Contract hereunder. Prior to the creation and designation of the Committee by the Board of Directors, all powers and authority allocated hereby to the Committee shall be allocated to the Board of Directors and all references to the Committee shall be deemed to be references to the Board of Directors.

         4. OPTIONS

                  (a) GRANT. The Committee may from time to time, consistent with the purposes of the Plan, grant options to such key employees (including officers and directors who are key employees) of, and consultants to, the Company or any of its Subsidiaries, and such Outside Directors, as the Committee may determine, in its sole discretion. Such options granted shall cover such number of shares of Common Stock as the Committee may determine, in its sole discretion, as set forth in the applicable Contract; PROVIDED, HOWEVER, THAT THE MAXIMUM NUMBER OF SHARES SUBJECT TO OPTIONS THAT MAY BE GRANTED TO ANY EMPLOYEE DURING ANY CALENDAR YEAR UNDER THE PLAN (THE "162(M) MAXIMUM") SHALL BE 350,000 SHARES; AND FURTHER, PROVIDED, that the aggregate Fair Market Value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, of any of its Subsidiaries or of a Parent, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Such ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

                  (b) EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; PROVIDED, HOWEVER, that the exercise price per share of an ISO shall not be less than the Fair Market Value of a share of Common Stock on the date of grant; and FURTHER, PROVIDED, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price per share of such ISO shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

                  (c) TERM. The term of each option granted pursuant to the Plan shall be determined by the Committee, in its sole discretion, and set forth in the applicable Contract; PROVIDED, HOWEVER, that the term of each ISO shall not exceed 10 years from the date of grant thereof; and FURTHER, PROVIDED, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall not exceed five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

                  (d) EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its then principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due upon exercise if the Contract permits installment payments) (a) in cash or by certified check or (b) if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock having such value. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments, including any required withholding, have been made.

                  The Committee may, in its sole discretion, permit payment of all or a portion of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

                  An optionee entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate for such shares or, in the case of uncertificated shares, until an entry is made on the books of the Company's transfer agent representing such shares; PROVIDED, HOWEVER, that until such stock certificate is issued or book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

                  In no case may an option be exercised with respect to a fraction of a share of Common Stock. In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

                  (e) RELOAD OPTIONS. An optionee who, at a time when he is eligible to be granted options under the Plan, uses previously acquired shares of Common Stock to exercise an option granted under the Plan (the "prior option"), shall, upon such exercise, be automatically granted an option (the "reload option") to purchase the same number of shares of Common Stock so used (or if there is not a sufficient number of shares available for grant under the Plan remaining, such number of shares as are then available). Such reload options shall be of the same type and have the same terms as the prior option (except to the extent inconsistent with the terms of the Plan); PROVIDED, HOWEVER, that the exercise price per share of the reload option shall be equal to the Fair Market Value of a share of Common Stock on the date of grant of the reload option, and FURTHER, PROVIDED, that if the prior option was an ISO and at the time the reload option is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price per share shall be equal to 110% of the Fair Market Value of a share of Common Stock on the date of grant and the term of such option shall not exceed five years.

         5. RESTRICTED STOCK. The Committee may from time to time, consistent with the purposes of the Plan, grant shares of Common Stock to such key employees (including officers and directors who are key employees) of, or consultants to, the Company or any of its Subsidiaries, as the Committee may determine, in its sole discretion. The grant may cover such number of shares as the Committee may determine, in its sole discretion, and require the Award holder to pay such price per share therefor, if any, as the Committee may determine, in its sole discretion. Such shares may be subject to such contingencies and restrictions as the Committee may determine, as set forth in the Contract. Upon the issuance of the stock certificate for a share Award, or in the case of uncertificated shares, the entry on the books of the Company's transfer agent representing such shares, notwithstanding any contingencies or restrictions to which the shares are subject, the Award holder shall be considered to be the record owner of the shares, and subject to the contingencies and restrictions set forth in the Award, shall have all rights of a stockholder of record with respect to such shares, including the right to vote and to receive distributions. Upon the occurrence of any such contingency or restriction, the Award holder may be required to forfeit all or a portion of such shares back to the Company. The shares shall vest in the Award holder when all of the restrictions and contingencies lapse. Accordingly, the Committee may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the Award holder, until the shares vest in the Award holder.

         6. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship with the Company, its Subsidiaries and Parent as an employee or a consultant has terminated for any reason (other than as a result of his death or Disability), the Award holder may exercise the options granted to him as an employee of, or consultant to, the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired; PROVIDED, HOWEVER, that if such relationship is terminated either (a) for Cause (as defined in Paragraph 17), or (b) without the consent of the Company, such option shall terminate immediately; and PROVIDED FURTHER that in the event an employee's employment is terminated in connection with a change in control of the Company, then the employee will have the right to exercise the vested portion of the option until the date the award would otherwise have expired.

                  For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Company, any of its Subsidiaries or a Parent if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

                  Except as may otherwise be expressly provided in the applicable Contract, options granted under the Plan shall not be affected by any change in the status of the Award holder so long as he continues to be an employee of, or a consultant to, the Company, or any of its Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one corporation to another).

                  Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship with the Company as an Outside Director ceases for any reason (other than as a result of his death or Disability) then options granted to such holder as an Outside Director may be exercised, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired; PROVIDED, HOWEVER, that if such relationship is terminated for Cause, such Award shall terminate immediately. An Award granted to an Outside Director, however, shall not be affected by the Award holder becoming an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent.

                  Except as may otherwise be expressly provided in the Contract, upon the termination of the relationship of an Award holder as an employee of, or consultant to, the Company, and its Subsidiaries and Parent, or as an Outside Director, for any reason (including his death or Disability), the share Award shall cease any further vesting and the unvested portion of such Award as of the date of such termination shall be forfeited to the Company for no consideration.

                  Nothing in the Plan or in any Award granted under the Plan shall confer on any Award holder any right to continue in the employ of, or as a consultant to, the Company, any of its Subsidiaries or a Parent, or as a director of the Company, or interfere in any way with any right of the Company, any of its Subsidiaries or a Parent to terminate the Award holder's relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or a Parent.

         7. DEATH OR DISABILITY. Except as may otherwise be expressly provided in the applicable Contract, if an Award holder dies (a) while he is an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent, (b) within three months after the termination of such relationship (unless such termination was for Cause or without the consent of the Company), or (c) within one year following the termination of such relationship by reason of his Disability, the options that were granted to him as an employee of, or consultant to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 17) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

                  Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship as an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent has terminated by reason of his Disability, the options that were granted to him as an employee of, or consultant to the Company or any of its Subsidiaries may be exercised, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

                  Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship as an Outside Director terminates as a result of his death or Disability, the options granted to him as an Outside Director may be exercised, to the extent exercisable on the date of such termination, at any time within one year after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired. In the case of the death of the Award holder, the Award may be exercised by his Legal Representative.

         8. COMPLIANCE WITH SECURITIES LAWS. It is a condition to the issuance of any share Award and exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such grant or exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any Award under the Securities Act or to keep any Registration Statement effective or current.

                  The Committee may require, in its sole discretion, as a condition to the receipt of an Award or the exercise of any option that the Award holder execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including, without limitation, that (a) the shares of Common Stock to be received under the Award or issued upon the exercise of the option are being acquired by the Award holder for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such Award holder will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Award holder shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

                  In addition, if at any time the Committee shall determine, in its sole discretion, that the listing or qualification of the shares of Common Stock subject to any Award or option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuing of shares of Common Stock thereunder, such Award may not be granted and such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         9. AWARD CONTRACTS. Each Award shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the Award holder, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Committee. The terms of each Award and Contract need not be identical.

         10. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding Award, the exercise price of each option, any contingencies and restrictions based on the number or kind of shares, and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares which might otherwise be subject to Awards without payment therefor.

                  In the event of (a) the liquidation or dissolution of the Company, (b) a merger in which the Company is not the surviving corporation or a consolidation, or (c) any transaction (or series of related transactions) in which (i) more than 50% of the outstanding Common Stock is transferred or exchanged for other consideration, or (ii) shares of Common Stock in excess of the number of shares of Common Stock outstanding immediately preceding the transaction are issued (other than to stockholders of the Company with respect to their shares of stock in the Company), any outstanding unvested stock options shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction.

         11. AMENDMENTS AND TERMINATION OF THE PLAN. No ISO may be granted under the Plan after January 1, 2010. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3, Section 162(m) of the Code, or any change in applicable law, regulations, rulings or interpretations of any governmental agency or regulatory body; PROVIDED, HOWEVER, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 10, increase the maximum number of shares of Common Stock for which Awards may be granted under the Plan or the 162(m) Maximum, (b) change the eligibility requirements to receive Awards hereunder, or (c) make any change for which applicable law, regulation, ruling or interpretation by the applicable governmental agency or regulatory authority requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of any Award holder under an Award without his prior consent. The power of the Committee to construe and administer any Awards granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

         12. NON-TRANSFERABILITY. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the Award holder, only by him or his Legal Representatives. Except as may otherwise be expressly provided in the Contract, a stock Award, to the extent not vested, shall not be transferable otherwise than by will or the laws of descent and distribution. Except to the extent provided above, Awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void AB INITIO and of no force or effect; PROVIDED, HOWEVER, that a contract may provide that non-qualified Awards may be donated to charity or assigned to a family trust or similar estate planning vehicle.

         13. WITHHOLDING TAXES. The Company, a Subsidiary or Parent may withhold
(a) cash, or (b) with the consent of the Committee, shares of Common Stock to be issued under a stock Award or upon exercise of an option having an aggregate Fair Market Value on the relevant date, or a combination of cash and shares having such value, in an amount equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, any of its Subsidiaries or a Parent to withhold federal, state and local taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an Award, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand.

         14. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued under a stock Award or upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the Award holder with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in
Section 421(b) of the Code, of the shares of Common Stock issued or transferred upon the exercise of an ISO granted under the Plan.

                  The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock under a stock Award or upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

         15. USE OF PROCEEDS. The cash proceeds received upon the exercise of an option, or grant of a stock Award under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

         16. SUBSTITUTIONS AND ASSUMPTIONS OF AWARDS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new Awards for prior options, or restricted stock of a Constituent Corporation (as defined in Paragraph 17) or assume the prior options or restricted stock of such Constituent Corporation.

         17. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

                  (a) "Cause" shall mean: (i) in the case of an employee or consultant, if there is a written employment or consulting agreement between the Award holder and the Company, any of its Subsidiaries or a Parent which defines termination of such relationship for cause, cause as defined in such agreement, and (ii) in all other cases, cause as defined by applicable state law.

                  (b) "Constituent Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Subsidiary or Parent of such corporation.

                  (c) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

                  (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (e) "Fair Market Value" of a share of Common Stock on any day shall mean: (i) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (ii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on Nasdaq, and (A) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of Common Stock on such day on Nasdaq, or (B) if such information is not available, the average of the highest bid and lowest asked prices per share of Common Stock on such day on Nasdaq, or (iii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share of Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; PROVIDED, HOWEVER, that if clauses (i), (ii) and (iii) of this subparagraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of a share of Common Stock shall be determined by the Board of Directors by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

                  (f) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

                  (g) "Nasdaq" shall mean the Nasdaq Stock Market.

                  (h) "Outside Director" shall mean a person who is a director of the Company, but on the date of grant is not an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent.

                  (i) "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

                  (j) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as the same may be in effect and interpreted from time to time.

                  (k) "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

         18. GOVERNING LAW; CONSTRUCTION. The Plan, the Awards and Contracts hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions that would defer to the substantive laws of another jurisdiction.

                  Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

         19. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any Award or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

         20. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes present in person or by proxy and entitled to vote hereon at the next duly held meeting of the Company's stockholders at which a quorum is present. No Award granted hereunder may vest or be exercised prior to such approval; PROVIDED, HOWEVER, that the date of grant of any Award shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before July 30, 2001, the Plan and any Awards granted hereunder shall terminate.

                                 REVOKABLE PROXY
                            U.S. MEDICAL GROUP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 14, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF U.S. MEDICAL GROUP, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned stockholder of U.S. Medical Group, Inc. (the "Company") hereby appoints Thomas F. Winters, the true and lawful attorney, agent and proxy of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of common stock of the Company at the Annual Meeting of Stockholders of the Company to be held at 1405 S. Orange Ave, Suite 603, Orlando, FL 32806 on May 14, 2001 at 5:00 p.m., and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:


1.       ELECTION OF DIRECTORS

         FOR all nominees listed below |_|           WITHHOLD AUTHORITY |_|

         Thomas F. Winters            Richard Langley            Sandra Thompson

         (THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR.)
                  This proxy will be voted in the Election of Directors in the manner described in the Proxy Statement for the Annual Meeting of Stockholders. (INSTRUCTION: To withhold authority to vote for one or more individual nominees, write such name or names in the space provided below.)

2. PROPOSAL TO RATIFY THE ADOPTION OF THE COMPANY'S 2000 STOCK INCENTIVE PLAN. (The Board of Directors recommends a Vote FOR.)

                |_| FOR                  |_| AGAINST                |_| ABSTAIN

3. PROPOSAL TO CONFIRM THE SELECTION OF STEFANOU & COMPANY, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CORPORATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000. (THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR.)

                |_| FOR                  |_| AGAINST                |_| ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         This Proxy will be voted for the choices specified. If no choice is specified for Items 1, 2 and 3, this Proxy will be voted FOR those items.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated April 9, 2001.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.


DATED:

-------------------------------------           --------------------------------
                                                           [Signature]


                                                --------------------------------
                                                   [Signature if jointly held]


                                                --------------------------------
                                                   [Signature if jointly held]

                                                Please sign exactly as name
                                                appears on stock certificate(s).
                                                Joint owners should each sign.
                                                Trustees and others acting in a
                                                representative capacity should
                                                indicate the capacity in which
                                                they sign.